Other Income, Net (Tables)	12 Months Ended
Mar. 31, 2026
Other Income, Nonoperating [Abstract]
Schedule of Other Income, Net

Other income, net consisted of the following for the year ended March 31:

	2025	2026	2026
	HK$	HK$	US$
Bank interest income, net	17,966	26,753	3,413
Reversal of accounts receivable allowance	—	258,924	33,026
Reversal of accrued expenses	—	128,031	16,330
Others	(187)	521	66
	17,779	414,229	52,835